UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2013

XcelMobility Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54333	98-0561888
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

303 Twin Dolphins Drive, Suite 600
Redwood City, CA	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 632-4210

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

On March 9, 2013, XcelMobility Inc., a Nevada corporation (the “Company”) consummated a sale of shares of its common stock in a private placement to a foreign accredited investor. The private placement was conducted in connection with a Securities Purchase Agreement dated as of March 9, 2013 (the “Agreement”) under which the Company issued and sold 6,000,000 shares of common stock of the Company (the “Shares”) at a purchase price of $0.05 per share, for aggregate consideration of $300,000. The Company intends to use the proceeds of the Offering for general corporate purposes, including working capital needs. Additionally, the Company granted the investor piggyback registration rights.

The foregoing description is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 attached hereto and incorporated herein by reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed under Items 1.01 and 5.02 of this Current Report on Form 8-K with respect to the Company’s unregistered sale of the Shares and the Settlement Shares is incorporated in its entirety into this Item 3.02.

In connection with the Offering, the Company sold 6,000,000 shares of Company common stock to a foreign accredited investor for aggregate consideration of $300,000. The Shares were issued in reliance upon Regulation S of the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the “Securities Act”), to an investor who is an “accredited investor,” as such term is defined in Rule 501(a) under the Securities Act, in an offshore transaction (as defined in Rule 902 under Regulation S of the Securities Act), based upon representations made by such investor.

In connection with the Settlement Agreement, the Company issued Mr. Zwick the Settlement Shares. The Settlement Shares were issued in reliance upon Section 4(2) and/or Rule 506 of Regulation D of the Securities Act, and comparable exemptions under state securities laws.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Company’s Current Report on Form 8-K filed on December 3, 2012, Mr. Jack Zwick resigned as a member of the Company’s Board of Directors effective November 28, 2012. On March 13, 2013, the Company entered into a Mutual Release and Settlement Agreement with Mr. Zwick (the “Settlement Agreement”). Pursuant to the Settlement Agreement, the Company agreed to issue to Mr. Zwick 150,000 shares of common stock (the “Settlement Shares”) as consideration for Mr. Zwick’s entrance into the Settlement Agreement and waiver of claims regarding certain compensation owed to Mr. Zwick.

The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the Settlement Agreement filed as Exhibit 10.2 attached hereto and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Form of Securities Purchase Agreement
10.2	Mutual Release and Settlement Agreement

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XcelMobility Inc.,
a Nevada Corporation

Dated: March 13, 2013	/s/ Renyan Ge
Renyan Ge
Chief Executive Officer